UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Enova International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On March 31, 2022, Enova International, Inc. (we, us, our, Enova or the Company) filed its Definitive Proxy Statement on Schedule 14A (the Proxy Statement) and the related Proxy Card (the Proxy Card) for the Company’s 2022 Annual Meeting of Stockholders with the Securities and Exchange Commission (the SEC). The Proxy Statement was filed in connection with the Company’s 2022 Annual Meeting of Stockholders to be held on May 10, 2022 (together with any adjournment or postponement thereof, the Annual Meeting). This supplement to the Proxy Statement and Proxy Card (the Proxy Statement Supplement) is being filed to add a new Proposal 4 that is soliciting a non-binding advisory vote from Company stockholders on the frequency at which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). This Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this omission. Other than the addition of Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT FOR THE 2022 ANNUAL MEETING OF Stockholders

This Proxy Statement Supplement supplements and amends the Proxy Statement for the Company’s 2022 Annual Meeting to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency at which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers and (ii) update the Notice of the Annual Meeting, attached as Appendix A, to add the new Proposal 4 (the Amended Notice). This Proxy Statement Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting. The Annual Meeting will be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, on Tuesday, May 10, 2022 at 9:00 a.m., Central Time.

This Proxy Statement Supplement relates to the solicitation of proxies by our Board of Directors (the Board) for use at the Annual Meeting. This Proxy Statement Supplement is being furnished to our stockholders of record as of the close of business on March 17, 2022, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, pursuant to the accompanying Amended Notice. This Proxy Statement Supplement does not provide all of the information that is important to your decisions at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders.

We also have amended the Proxy Card to include Proposal 4. Stockholders of record may vote on all four proposals by submitting the new Proxy Card or by using the voting options set forth in the Proxy Statement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

Information contained in this Proxy Statement Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement, and which is concurrently being made available to you or mailed to you, if you requested a hard copy. We urge you to read this Proxy Statement Supplement carefully and, in its entirety, together with the Proxy Statement.

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and the Proxy Statement Supplement and vote over the Internet, by telephone or by requesting and submitting your Proxy Card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers” beginning on page 2 of the Proxy Statement and the instructions on the Notice of Internet Availability.

Votes Needed for Approval; Effect of Abstentions and Broker Non-Votes.

Proposal		Vote Required	How May You Vote	Abstentions and broker non-votes
4.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	Frequency receiving Majority of votes cast (1)	“1 Year,” “2 Years,” “3 Years,” or “Abstain”	No effect on the vote outcome for Proposal 4

(1)
As an advisory vote, this proposal is not binding. However, our Board and Management Development and Compensation Committee will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on executive compensation.

PROPOSAL 4 ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal 2 in the Proxy Statement, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers.

Section 14A of the Exchange Act requires us, at least once every six years, to allow our stockholders the opportunity to cast an advisory vote on how often we should seek future advisory votes on the compensation of the Company’s named executive officers in our proxy materials for future stockholder meetings. Under this proposal, stockholders may vote to have the “say-on-pay” vote every year, every two years or every three years, or may abstain from voting.

Our Board has determined that continuing to hold an advisory vote every year on executive compensation is the most appropriate alternative for the Company. This is in line with the Company’s compensation policies and practices, which are designed to incentivize the Company’s named executive officers to build long-term stockholder value. The Board believes that stockholder perspectives should be a factor that is taken into consideration by the Boardand the Management Development and Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation every year, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices in a manner that takes into account long-term equity incentives. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this agenda item annually. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year. This advisory vote gives you as a stockholder the opportunity to vote on the frequency of advisory votes on executive compensation for the Company’s named executive officers through the following resolution:

“RESOLVED, that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Rule 14a-21(b) of the Exchange Act every:

•
1 Year;
•
2 Years;
•
3 Years; or
•
Abstain.”

While we believe that a vote of every year is the best choice for us, you are not voting to approve or disapprove our recommendation of every year, but rather to make your own choice among a vote of once every year, every two years or every three years. You may also abstain from voting on this proposal.

This vote is advisory and therefore not binding on the Company, the Management Development and Compensation Committee or the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” FOR THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

175 West Jackson Blvd.

Chicago, Illinois 60604

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD May 10, 2022

The 2022 Annual Meeting of Stockholders (Annual Meeting) of Enova International, Inc. (we, us, our, Enova or the Company) will be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, on Tuesday, May 10, 2022 at 9:00 a.m., Central Time, to vote on the following matters:

Proposal 1:	the election of nine members of our Board of Directors for a one-year term to expire at the 2023 Annual Meeting of Stockholders;
Proposal 2:	a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers;
Proposal 3:	ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
Proposal 4:	A non-binding advisory vote to approve the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.

and to transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

Our Board of Directors has fixed the close of business on March 17, 2022 as the record date (Record Date) for determining holders of record of our common stock, par value $0.00001 per share (Common Stock), entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

We previously mailed a notice to our stockholders as of the Record Date providing instructions on how to access our proxy materials on the Internet in reliance on Securities and Exchange Commission rules that allow us to furnish our proxy materials on the Internet.

The proxy statement supplement accompanying this Updated Notice of Annual Meeting of Stockholders contains additional information related to the new Proposal 4 to be considered by stockholders at the Annual Meeting along with Proposals 1, 2 and 3. However, the proxy statement supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, our Board of Directors asks that you vote as soon as possible. You may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Your vote is important and all stockholders are encouraged to attend the Annual Meeting and vote in person or by proxy.

Thank you for your support and continued interest in our Company.

By Order of the Board of Directors:

David Fisher

Chief Executive Officer

Chicago, Illinois

April 14, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OD MAY 10, 2022

Our proxy statement, including the accompanying notice and form of proxy, proxy statement supplement and our 2021 Annual Report are available online, free of charge, at www.proxyvote.com

ENOVA INTERNATIONAL, INC. 175 WEST JACKSON BLVD. CHICAGO, ILLINOIS 60604

VOTE BY INTERNET

Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 9, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 9, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time on May 9, 2022 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82452-P69692 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ENOVA INTERNATIONAL INC.

The Board of Directors of Enova International, Inc. (the “Company”) recommends a vote FOR all director nominees listed below, FOR proposals 2 and 3 and 1 YEAR for proposal 4. All matters are proposed by the Company.

1.	Election of Directors (term expires 2023)
	Nominees		For	Withhold	Abstain				For	Withhold	Abstain
	1a. Ellen Carnahan		☐	☐	☐		1h. Linda Johnson Rice		☐	☐	☐
	1b. Daniel R. Feehan		☐	☐	☐		1i. Mark A. Tebbe		☐	☐	☐
	1c. David Fisher		☐	☐	☐				For	Withhold	Abstain
	1d. William M. Goodyear		☐	☐	☐	2.	A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.		☐	☐	☐
	1e. James A. Gray		☐	☐	☐	3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.		☐	☐	☐
	1f. Gregg A. Kaplan		☐	☐	☐
	1g. Mark P. McGowan		☐	☐	☐			1 Year	2 Years	3 Years	Abstain
						4.	A non-binding advisory vote to approve the frequency of future advisory votes on the compensation of named executive officers	☐	☐	☐	☐
			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐		NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners	Date